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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (date of earliest event reported): November 7, 2001


                       PEOPLES EDUCATIONAL HOLDINGS, INC.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)


       2-86551C                                          41-1368898
------------------------                    ------------------------------------
(Commission File Number)                    (I.R.S. Employer Identification No.)

         299 MARKET STREET
          SADDLE BROOK, NJ                                 07663
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(Address of Principal Executive Offices)                 (Zip Code)

Registrant's telephone number, including area code: (201) 712-0090


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ITEM 5.  OTHER EVENTS.

         On November 7, 2001 (the "Effective Date"), Peoples Educational Holdings, Inc., a Minnesota corporation ("PEH Minnesota"), was reincorporated in Delaware pursuant to an Agreement and Plan of Merger, dated October 18, 2001, between PEH Minnesota and its wholly-owned subsidiary Peoples Educational Holdings, Inc., a Delaware corporation ("PEH Delaware"). The reincorporation was approved by PEH Minnesota's shareholders at a special meeting on October 15, 2001.

         The reincorporation was effected by means of a merger of PEH Minnesota into PEH Delaware pursuant to the Agreement and Plan of Merger. On the Effective Date, the separate corporate existence of PEH Minnesota ceased and PEH Delaware succeeded to all business, properties, assets and liabilities of PEH Minnesota. PEH Minnesota's rights and obligations under its contractual arrangements were assumed by PEH Delaware. The directors and officers of PEH Minnesota are now the directors and officers of PEH Delaware. The reincorporation did not result in any change to the location of the principal executive offices, assets or liabilities or the nature of business.

         At the Effective Date, each outstanding share of the Common Stock of PEH Minnesota was converted automatically into one share of common stock, $0.02 par value, of PEH Delaware (other than shares as to which the holder thereof has properly exercised dissenters' rights under Minnesota law). It is not necessary for shareholders of PEH Minnesota to exchange their existing stock certificates for stock certificates of PEH Delaware; outstanding certificates of PEH Minnesota should not be destroyed or sent to the company. Delivery of previously outstanding stock certificates of PEH Minnesota will constitute "good delivery" in connection with sales through a broker, or otherwise, of shares of PEH Delaware. Each certificate representing shares of capital stock of PEH Minnesota outstanding immediately before the Effective Date is deemed for all corporate purposes to represent the same number of shares of capital stock of PEH Delaware.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                       PEOPLES EDUCATIONAL HOLDINGS, INC.
                                       (Registrant)

                                       By: /s/ James J. Peoples
                                           -------------------------------------
                                       Name:   James J. Peoples
                                       Title:  Chairman, Chief Executive Officer
                                               and President
Date: November 8, 2001







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